Acquisitions and Dispositions	12 Months Ended
Jan. 01, 2011
Notes to Financial Statements [Abstract]
Acquisitions and Dispositions
ACQUISITIONS AND DISPOSITIONS

On December 17, 2010, Darling completed its acquisition of all of the shares of Griffin pursuant to the Merger Agreement, by and among Darling, Merger Sub, Griffin and Robert A. Griffin, as the Griffin shareholders' representative.  Griffin survived the Merger as a wholly-owned subsidiary of Darling (the "Griffin Transaction").  The Griffin Transaction will increase Darling’s capabilities by growing revenues, diversifying the raw material supplies, increase the ability to better serve the Company’s customers and suppliers and provide new opportunities for business growth on a national platform.

The amount of Griffins revenue and earnings including in the Company’s consolidated statement of operations for the year ended January 1, 2011 were $27.7 million and $1.9 million, respectively.

As a result of the Griffin Transaction, effective December 17, 2010, the Company began including the operations of Griffin into the Company's consolidated financial statements.  The following table presents selected pro forma information, for comparative purposes, assuming the Griffin Transaction had occurred on January 4, 2009 for the periods presented (unaudited) (in thousands, except per share data):

	January 1, 2011	January 2, 2010
Net sales	$1,339,589	$1,123,108
Income from continuing operations	133,184	91,299
Net income	85,344	57,062
Earnings per share
Basic	$0.92	$0.62
Diluted	$0.91	$0.61

The selected unaudited pro forma information is not necessarily indicative of the consolidated results of operations for future periods or the results of operations that would have been realized had the Griffin Transaction actually occurred on January 4, 2009.

Total consideration paid in the Griffin Transaction totaled approximately $872.0 million and comprises $740.3 million in cash (including $33.6 million in escrow), the issuance of approximately 10.0 million shares of Darling common stock (valued at the fair market at the closing of $13.06 or approximately $130.6 million), a $16.3 million escrow receivable for certain over funding of working capital, a $13.6 million accrued expense for the Company’s election to step up the tax basis of the assets acquired in the Griffin Transaction and a long-term liability of approximately $3.8 million of contingent consideration for the true-up adjustment as further described below. The purchase price is subject to a potential working capital and other adjustments.  The cash consideration was funded primarily through borrowings under the Company's credit agreement and the sale of senior notes as further discussed in Note 9.  The shares issued under the Griffin Transaction were issued on terms set forth in the rollover agreement, dated as of November 9, 2010, by and among Darling, certain of Griffin’s shareholders who qualify as "accredited investors" (the "Rollover Shareholders") pursuant to Rule 501(a) of Regulation D promulgated under the Securities Act, and Robert A. Griffin, as such shareholders’ representative (the "Rollover Agreement"), to the Rollover Shareholders.

The Rollover Agreement provides for a true-up adjustment in which additional cash of up to $15 million could be paid by Darling if on the True-Up Date (the last day of the 13th full consecutive month following the closing of the Merger), the True-up Market Price (as defined in the Rollover Agreement) is less than $10.002.  If the True-Up Market Price exceeds $10.002, no additional consideration will be paid.  The Company has initially valued this contingent consideration at fair value of approximately $3.8 million based on the probability of the Company’s stock will be less than the True-up Market Price as defined above.  The Company is required to revalue the contingent consideration on a quarterly basis until the True-up Market Price is determined.

The Company also incurred costs as part of the Griffin Transaction for consulting, legal and financing in the amount of approximately $37.7 million of which $10.6 million was expensed as acquisition costs and approximately $3.1 million was recorded as interest expense.  Additionally, approximately $24.0 million was capitalized as deferred loan costs, which are included in other assets on the Company’s consolidated balance sheets.

The following table summarizes the fair value of the assets acquired and liabilities assumed in the Griffin Transaction as of December 17, 2010 (in thousands):

Cash	$350
Accounts receivable	35,607
Inventory	22,623
Other current assets	2,558
Other assets	3,103
Deferred tax asset	2,555
Identifiable intangibles	349,775
Property and equipment	234,115
Goodwill	291,153
Accounts payable	(46,583)
Accrued expenses	(12,219)
Other liabilities	(11,004)
Purchase price	$872,033

The $291.2 million of goodwill was assigned to the rendering and bakery segments in the amounts of $239.7 million and $51.5 million, respectively.  Of the total amount, $291.2 million is expected to be deductible for tax purposes.  Identifiable intangibles include trade names with indefinite lives of approximately $92.0 million and definite lived intangible assets including trade names of approximately $0.5 million with a weighted average useful life of 15 years, $228.4 million in permits with a weighted average useful life of 13 years, $25.1 million in routes with a weighted average useful life of 5 years, and $3.8 million in non-compete and leasehold agreements with a useful life of 5 years.

The Company notes the acquisitions discussed below are not considered related businesses, therefore are not required to be treated as a single business combination.  Pro forma results of operations for these acquisitions have not been presented because the effect of each acquisition individually is not deemed material to revenues and net income of the Company for any fiscal period presented.

On May 28, 2010, the Company acquired certain rendering business assets from Nebraska By-Products, Inc. for approximately $15.3 million.  The purchase was accounted for as an asset purchase pursuant to the terms of the asset purchase agreement between the Company and Nebraska By-Products, Inc. and affiliated companies (the "Nebraska Transaction").  The assets acquired in the Nebraska Transaction will increase the Company’s rendering portfolio and better serve the Company’s customers within the rendering segment.

Effective May 28, 2010, the Company began including the operations of the Nebraska Transaction into the Company's consolidated financial statements.  The Company paid approximately $15.3 million in cash for assets and assumed liabilities consisting of property, plant and equipment of $9.6 million, intangible assets of $2.8 million, goodwill of $2.8 million and other of $0.1 million on the closing date.  The goodwill from the Nebraska Transaction was assigned to the rendering segment and is expected to be deductible for tax purposes.  The identifiable intangibles have a weighted average life of eleven years.

On December 31, 2009, the Company acquired certain rendering, grease collection and trap servicing business assets from Sanimax USA Inc. for approximately $19 million.  The purchase was accounted for as an asset purchase pursuant to the terms of the asset purchase agreement between the Company and Sanimax USA Inc. and affiliated companies (the "Sanimax Transaction").  The assets acquired in the Sanimax Transaction will increase the Company’s national footprint and better serve the Company"s customers within the rendering segment.

Effective December 31, 2009, the Company began including the operations of the Sanimax Transaction into the Company's consolidated financial statements.  The Company paid approximately $19.0 million in cash for assets and assumed liabilities consisting of property, plant and equipment of $4.7 million, intangible assets of $4.8 million, goodwill of $9.9 million and accrued liabilities of $0.4 million on the closing date.  The goodwill from the Sanimax Transaction was assigned to the rendering segment and is expected to be deductible for tax purposes and the identifiable intangibles have a weighted average life of eight years.

On February 23, 2009, the Company acquired substantially all of the assets of Boca Industries, Inc., a grease trap services business headquartered in Smyrna, Georgia (the "Boca Transaction") for approximately $12.5 million.  The purchase was accounted for as an asset purchase pursuant to the terms of the asset purchase agreement between the Company and Boca Transport, Inc. and Donald E. Lenci.  The assets acquired in the Boca Transaction will increase the Company’s capabilities to grow revenues and continue the Company's strategy of broadening its rendering segment.

Effective February 23, 2009, the Company began including the operations of the Boca Transaction into the Company's consolidated financial statements.  The Company paid approximately $12.5 million in cash for assets consisting of property, plant and equipment of $3.3 million, intangible assets of $3.3 million, goodwill of $5.8 million and other of $0.1 million on the closing date.  The goodwill from the Boca Transaction was assigned to the rendering segment and is expected to be deductible for tax purposes and the identifiable intangibles have a weighted average life of nine years.

On August 25, 2008, Darling completed the acquisition of substantially all of the assets of API Recycling's used cooking oil collection business (the "API Transaction").  The API Transaction included additional consideration that could be required to be paid each anniversary by the Company, if certain average market prices are achieved over the three years following the anniversary of the closing of the API Transaction, less on a prorate basis a long term receivable recorded at closing.  During fiscal 2010, the Company paid approximately $2.3 million representing additional consideration of $2.9 million recorded as goodwill less approximately $0.6 million representing a reduction of the long term receivable.

On September 11, 2009, the Company sold its Little Rock, Arkansas grease/trap plant to a third party for cash and other consideration of approximately $1.6 million.  Effective September 11, 2009, the consolidated financial statements do not include the operations of the Little Rock plant.  The disclosure of the Little Rock plant as discontinued operations and the pro forma presentation of the Little Rock plant have not been made because the Company has determined that the historical revenues and net income are not material to the Company for fiscal 2009 and 2008.